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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 29, 2002


                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2002-3
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                     (Issuer with respect to Certificates)


                      NOVASTAR MORTGAGE FUNDING CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                         333-84328             48-1195807
--------------------------------  ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
       Incorporation)                                        Identification No.)


        1901 West 47th Place, Suite 105,
                  Westwood, KS                                     66205
---------------------------------------------------          -------------------
     (Address of Principal Executive                             (Zip Code)
                Offices)


        Registrant's telephone number, including area code (913) 514-3200
                                                           --------------------

                                    No Change
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          (Former name or former address, if changed since last report)




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         Item 5.           Other Events
                           ------------

                  In connection with the offering of NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3, by NovaStar Mortgage Funding Trust, Series 2002-3, as to be described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                           -----------------------------------------


         (a)      Not applicable


         (b)      Not applicable


         (c)      Exhibit 99.1 -- Related Computational Materials (as defined in
                  Item 5 above).


                  Exhibit 99.2 -- Related Revised Computational Materials (as defined in Item 5 above).


                                       2
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NOVASTAR MORTGAGE FUNDING CORPORATION

                                    Registrant



                                    By:     /s/  Matt Kaltenrieder
                                        ----------------------------------
                                        Name:        Matt Kaltenrieder
                                        Title:       Vice President




Dated:  August 28, 2002


                                       3
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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Description
-----------                -----------
99.1                       Related Computational Materials (as defined in Item 5 above).

99.2                       Related Revised Computational Materials (as defined in Item 5 above).